Intangible Assets, Net and Goodwill	12 Months Ended
Nov. 30, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, Net and Goodwill	Intangible Assets, Net and Goodwill
A summary of intangible assets, net and goodwill is as follows (in thousands):

	November 30, 2019	November 30, 2018
Indefinite lived intangibles:
Exchange and clearing organization membership interests and registrations	$8,273	$8,524

Amortizable intangibles:
Customer and other relationships, net of accumulated amortization of $111,060 and $102,579	59,575	67,894
Trademarks and tradename, net of accumulated amortization of $24,800 and $21,086	103,790	107,262
Other, net of accumulated amortization of $5,366 and $4,339 (1)	11,316	4,611
Total intangible assets, net	182,954	188,291

Goodwill:
Investment Banking and Capital Markets (1) (2)	1,556,810	1,555,381
Asset Management (1)	143,000	143,000
Real estate (3)	36,711	—
Other operations	3,459	3,459
Total goodwill	1,739,980	1,701,840

Total intangible assets, net and goodwill	$1,922,934	$1,890,131

(1)
As discussed further in Note 28, during the three months ended February 29, 2020, we changed our internal structure with regard to our operating segments. As a result, we created a separate operating segment that consists of the asset management activity previously included within our Investment Banking, Capital Markets and Asset Management segment. In order to reallocate goodwill that was previously contained in our Investment Banking, Capital Markets and Asset Management segment to the newly created Investment Banking and Capital Markets segment and the Asset Management segment, we performed a fair value analysis of the components.

Estimated fair values were determined based on valuation techniques that we believe market participants would use and included price-to-earnings, price-to-book multiples and discounted cash flow techniques. Based on the relative fair values of each of the components, $143.0 million of the total $1,699.8 million and $1,698.4 million goodwill within the historical Investment Banking, Capital Markets and Asset Management segment at November 30, 2019 and 2018, respectively, was allocated to the new Asset Management segment. We performed an impairment test immediately before and after the reallocation of goodwill between the new segments and the results of the impairment test did not indicate any goodwill impairment.
(2) The increase in Investment Banking and Capital Markets goodwill during the twelve months ended November 30, 2019, primarily relates to translation adjustments.
(3) In connection with the acquisition of the remaining interest in HomeFed, $11.0 million was allocated to intangible assets, primarily relating to lease contracts, and $4.3 million was allocated to goodwill. In addition, associated with the acquisition, we also recorded $32.4 million of goodwill generated by the establishment of $32.4 million of deferred tax liabilities related to allocated value exceeding the tax basis of some of the HomeFed net assets.

Amortization expense on intangible assets included in Income (loss) from continuing operations was $14.6 million, $13.2 million and $12.9 million for the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively.

The estimated aggregate future amortization expense for the intangible assets for each of the next five years is as follows (in thousands):

2020	$14,982
2021	14,509
2022	11,215
2023	9,959
2024	8,703

Goodwill Impairment Testing
The quantitative goodwill impairment test is performed at our reporting unit level and consists of two steps. In the first step, the fair value of the reporting unit is compared with its carrying value, including goodwill and allocated intangible assets. If the fair value is in excess of the carrying value, the goodwill for the reporting unit is considered not to be impaired. If the fair value is less than the carrying value, then a second step is performed in order to measure the amount of the impairment loss, if any, which is based on comparing the implied fair value of the reporting unit's goodwill to the carrying value of the reporting unit's goodwill.
The estimated fair values are based on valuation techniques that we believe market participants would use, although the valuation process requires significant judgment and often involves the use of significant estimates and assumptions. The methodologies we utilize in estimating fair value include price-to-earnings and price-to-book multiples of comparable public companies. In addition, as the fair values determined under the market approach represent a noncontrolling interest, we applied a control premium to arrive at the estimated fair value of our reporting units on a controlling basis. An independent valuation specialist was engaged to assist with the valuation process for Jefferies Group at August 1, 2019. The results of our annual impairment test for Jefferies Group did not indicate any goodwill impairment.